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FOR IMMEDIATE RELEASE

For more information, contact:

                                                                  James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200

                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com

                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES
                    FOURTH QUARTER AND FULL YEAR 2006 RESULTS

New York, NY, March 9, 2007...Standard Motor Products, Inc. (NYSE: SMP), an automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and for the year ended December 31, 2006.

Consolidated net sales for the fourth quarter of 2006 were $169 million, compared to consolidated net sales of $172.1 million during the comparable quarter in 2005. Losses from continuing operations for the fourth quarter of 2006 were $1.5 million or 8 cents per diluted share, compared to a loss of $5.7 million or 29 cents per diluted share in the fourth quarter of 2005. However, this included a loss of $3.2 million on the divestiture of the European Temperature Control business. Excluding this loss, earnings from continuing operations for the fourth quarter of 2006 were $1.7 million or 9 cents per diluted share.


--------------------------------------------------------------------------------
                37-18 Northern Blvd., Long Island City, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

Consolidated net sales for 2006 were $812 million, compared to consolidated net sales of $830.4 million in 2005. Earnings from continued operations for 2006 were $9.2 million or 50 cents per diluted share, compared to a loss of $1.8 million or 9 cents per diluted share in 2005. Excluding the $3.2 million loss incurred from the European Temperature Control divestiture, earnings from continuing operations would have been $12.4 million or 68 cents per diluted share.

Commenting on the results, Mr. Lawrence Sills, Standard Motor Products' Chairman and Chief Executive Officer, said, "Despite the slight drop in sales, which was concentrated in Temperature Control, we were pleased with the earnings improvement in 2006, especially with the continued improvement in Engine Management gross margin. Our Engine Management gross margin was 25.8% in the fourth quarter of 2006, compared with 18.7% in the fourth quarter of 2005. For the full year, the figures were 24.6% in 2006 versus 20.1% in 2005. The increase resulted from continuing operating improvements--increased manufacturing, improved pricing, additional sourcing from low cost areas--plus the fact that the one time costs of the Dana integration are now substantially behind us. "We continue to work on additional improvements. We previously announced our plans to close our Puerto Rico manufacturing facility, and we recently announced our proposal to close our Long Island City plastic molding operation. The majority of the combined production from both facilities will go to a new operation in Reynosa, Mexico. We estimate one time costs of $9 million, and annual savings, once the moves are complete, of $9 million. We anticipate the moves will occur over the next 18-24 months.

"We are also pleased to announce that we are gaining additional business from original equipment (OE) and original equipment service providers (OES). The new business amounts to approximately $25 million annualized and will begin in the second half of 2007. The OE and OES customers are both domestic and international based, and they will purchase electronics, ignition and temperature control-related product lines."

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Friday, March 9, 2007. The dial in number is 800-909-7113 (domestic) or 785-830-1914 (international). The playback number is 800-688-7339 (domestic) or 402-220-1347 (international), and the ID # is STANDARD.

      UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE ARE THOSE DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD-LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.

                                       ###

                          STANDARD MOTOR PRODUCTS, INC.
                      Consolidated Statements of Operations

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                  DECEMBER 31,                    DECEMBER 31,
                                                              2006            2005            2006            2005
                                                          ------------    ------------    ------------    ------------
NET SALES                                                 $    169,019    $    172,137    $    812,024    $    830,413

COST OF SALES                                                  123,067         132,639         606,803         644,433
                                                          ------------    ------------    ------------    ------------
GROSS PROFIT                                                    45,952          39,498         205,221         185,980

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                      41,228          41,641         168,050         166,556
INTEGRATION EXPENSES                                             1,028             722           1,856           5,342
                                                          ------------    ------------    ------------    ------------
OPERATING INCOME (LOSS)                                          3,696          (2,865)         35,315          14,082

OTHER (EXPENSE) INCOME, NET                                     (2,363)          1,602            (383)          2,648

INTEREST EXPENSE                                                 4,449           4,460          19,275          17,077
                                                          ------------    ------------    ------------    ------------
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES         (3,116)         (5,723)         15,657            (347)

INCOME TAX (BENEFIT) EXPENSE                                    (1,643)            (18)          6,494           1,423
                                                          ------------    ------------    ------------    ------------
(LOSS) EARNINGS FROM CONTINUING OPERATIONS                      (1,473)         (5,705)          9,163          (1,770)

DISCONTINUED OPERATION, NET OF TAX                                (355)           (535)            248          (1,775)
                                                          ------------    ------------    ------------    ------------
NET (LOSS) EARNINGS                                       $     (1,828)   $     (6,240)   $      9,411    $     (3,545)
                                                          ============    ============    ============    ============
NET (LOSS) EARNINGS PER COMMON SHARE:

   BASIC (LOSS) EARNINGS FROM CONTINUING OPERATIONS       $      (0.08)   $      (0.29)   $       0.50    $      (0.09)
   DISCONTINUED OPERATION                                        (0.02)          (0.03)   $       0.01           (0.09)
                                                          ------------    ------------    ------------    ------------
   NET (LOSS) EARNINGS PER COMMON SHARE - BASIC           $      (0.10)   $      (0.32)   $       0.51    $      (0.18)
                                                          ============    ============    ============    ============

   DILUTED (LOSS) EARNINGS FROM CONTINUING OPERATIONS     $      (0.08)   $      (0.29)   $       0.50    $      (0.09)
   DISCONTINUED OPERATION                                        (0.02)          (0.03)           0.01           (0.09)
                                                          ------------    ------------    ------------    ------------
   NET (LOSS) EARNINGS PER COMMON SHARE - DILUTED         $      (0.10)   $      (0.32)   $       0.51    $      (0.18)
                                                          ============    ============    ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                    18,336,891      19,504,191      18,283,707      19,507,818
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES       18,459,914      19,504,191      18,325,175      19,507,818

                          STANDARD MOTOR PRODUCTS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                     ASSETS

                                                    December 31,   December 31,
                                                        2006           2005
                                                    ------------   ------------
Cash                                                $     22,348   $     14,046

Accounts receivable, gross                               193,129        185,868
Allowance for doubtful accounts                            9,465          9,574
                                                    ------------   ------------
Accounts receivable, net                                 183,664        176,294

Inventories                                              233,970        243,297
Other current assets                                      21,856         22,053
                                                    ------------   ------------
Total current assets                                     461,838        455,690
                                                    ------------   ------------
Property, plant and equipment, net                        80,091         85,805
Goodwill and other intangibles                            56,289         67,402
Other assets                                              41,874         44,147
                                                    ------------   ------------
Total assets                                        $    640,092   $    653,044
                                                    ============   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Notes payable                                       $    139,799   $    149,236
Current portion of long term debt                            542            542
Accounts payable trade                                    53,783         52,535
Accrued customer returns                                  21,705         22,346
Restructuring accrual                                        703          1,286
Other current liabilities                                 61,993         59,977
                                                    ------------   ------------
Total current liabilities                                278,525        285,922
                                                    ------------   ------------
Long-term debt                                            97,979         98,549
Postretirement & other liabilities                        51,678         45,962
Restructuring accrual                                        383         11,348
Accrued asbestos liability                                20,828         25,556
                                                    ------------   ------------
Total liabilities                                        449,393        467,337
                                                    ------------   ------------
Total stockholders' equity                               190,699        185,707
                                                    ------------   ------------
Total liabilities and stockholders' equity          $    640,092   $    653,044
                                                    ============   ============